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                                                                    EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 2, 1998, included in Autonomous Technologies Corporation's Annual Report on Form 10-K/A (File No. 0-28278) for the fiscal year ended December 31, 1997, and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP


September 3, 1998
  Orlando, Florida